SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. _)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
   [ ]  Preliminary Proxy Statement           [ ] Confidential, For Use of the
   [ ]  Definitive Proxy Statement                Commission Only (as permitted
   [X]  Definitive Additional Materials           by Rule 14a-6(e)(2))
   [ ]  Soliciting Material Pursuant to
          Rule 14a-11(c) or Rule 14a-12


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No Fee Required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transactions applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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     (4)  Proposed maximum aggregate value of transaction:


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     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:


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     (2)  Form, Schedule or Registration Statement No.:


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     (3)  Filing party:


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     (4)  Date filed:


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



                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


        The undersigned, a stockholder of BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "Company"), hereby appoints MARK DYNE and ROBERT CHMIEL, and each of them, the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Company's Special Meeting of Stockholders (the "Special Meeting"), to be held on February 20, 2002, and at any of its postponements or adjournments, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

        The following proposal is proposed by the Company. The Board of Directors recommends a FOR vote on the following proposal:

        TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY, PAR VALUE $0.001, FROM 30,000,000 TO 150,000,000, AS PROVIDED IN THE COMPANY'S PROXY STATEMENT:

                 ___ FOR         ___ AGAINST          ___ ABSTAIN

        The undersigned hereby revokes any other proxy to vote at the Special Meeting, and hereby ratifies and confirms all that the proxy holders may lawfully do by virtue of this Proxy. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY OF ITS POSTPONEMENTS OR ADJOURNMENTS, THE PROXY HOLDER IS AUTHORIZED TO VOTE IN ACCORDANCE WITH HIS BEST JUDGMENT.

        This Proxy will be voted in accordance with the instructions set forth above. THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY AND AS THE PROXY HOLDER SHALL DEEM ADVISABLE ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, UNLESS OTHERWISE DIRECTED.

        The undersigned acknowledges receipt of a copy of the Notice of Special Meeting and accompanying Proxy Statement dated January 18, 2002 relating to the Special Meeting.

                                       Date:  ___________________________, 2002



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                                            Signature(s) of Stockholder(s)
                                               (See Instructions Below)

                                       The above signature(s) should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

                                           THIS PROXY IS SOLICITED BY THE
                                                BOARD OF DIRECTORS OF
                                        BRILLIANT DIGITAL ENTERTAINMENT, INC.